Exhibit 99.1

BUILDING ON OUR SUCCESS NYSE American: CTO 3rd QUARTER 2018 INVESTOR PRESENTATION 8 GROUND LEASES Adjacent to St. Johns Town Center in Jacksonville, FL

FORWARD LOOKING STATEMENTS CONSOLIDATED TOMOKA If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof, the estimate of the cost of completing improvements affiliated with certain investments, the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions, the risks associated with development activities including potential tax ramifications, the ability to execute share repurchase transactions, the completion of 1031 transactions, the ability for the Company to convert to a real estate investment trust, the costs of improvements for the Golf Operations assets, the ability to achieve certain leasing activity including the timing and terms thereof, as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2018, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. 2 ENDNOTE REFERENCES (A) THROUGH (J) USED THROUGHOUT THIS PRESENTATION ARE FOUND ON SLIDE 39

WHY CTO

KEY TAKEAWAYS ABOUT CTO

- Trading at Meaningful Discount to NAV
- Land Sales Provide Organic Source of Capital
- Faster Income Growth (vs Peers)
- Income Portfolio in Stronger Markets (vs Peers)
- Focusing Portfolio Toward Net Lease Sector
- Strong Free Cash Flow – Growing and Building NAV
- Potential REIT Conversion – Efficient Tax Structure
- Buying Back Shares & Increasing Dividends
- Efficient Structure -14 Employees

(1) As of September 30, 2018
(2) Based on Q4 2018 quarterly dividend declared

As of October 10, 2018 (unless otherwise noted)

Equity Market Cap	$ 338.9 million
Debt (E)	$ 250.5 million
Total Enterprise Value ("TEV") (E)	$ 589.4 million
Cash (including 1031 restricted cash)	$ 8.3 million
Net Leverage (net debt to TEV) (E)	41.1%
Annual Dividend (2)(G)	$0.32
Closing Price	$61.19
52-Week High	$67.97
52-Week Low	$55.65
Shares Outstanding (1)	5.538 million
Income Property Portfolio	
Properties	45
States	14
Land Holdings	
Acres (all in Daytona Beach, FL)	≈5,500
% of Acres Under Contract	64%
Total Value of Contracts	$154.1 million (A)

Discount to NAV | Organic Capital Source | Portfolio Quality

CONSOLIDATED TOMOKA
3

’13 – ’17 CAGR 37% ’13 – ’17 CAGR 59% ’13 – ’17 CAGR 53% ’13 – ’17 CAGR 9% ($000’s) TRACK RECORD OF STRONG OPERATING RESULTS CONSOLIDATED TOMOKA Annual Results for 2013 – 2017 and YTD Q3 2018 ($000’s) Consistent Growth in Key Metrics (1) Basic Earnings per Share (2) As of period end 4 Total Revenues Operating Income Book Value Per Share Earnings Per Share (1) (2) $26,070 $36,057 $42,998 $71,075 $91,412 $57,113 $- $20,000 $40,000 $60,000 $80,000 $100,000 2013 2014 2015 2016 2017 YTD Q3 2018 $6,279 $12,593 $20,269 $37,320 $40,269 $41,270 $- $10,000 $20,000 $30,000 $40,000 $50,000 2013 2014 2015 2016 2017 YTD Q3 2018 $20.53 $21.83 $22.81 $25.97 $32.98 $37.20 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 2013 2014 2015 2016 2017 YTD Q3 2018 $0.00 $2.00 $4.00 $6.00 $8.00 2013 2014 2015 2016 2017 YTD Q3 2018 $0.64 $1.11 $1.44 $2.86 $7.53 $4.60

CASH FLOW GROWTH(1)(I)

For the Fiscal Years-Ended ($000's)

	2015	2016	2017	2018 (I)
Income Property NOI(2)	$14,724	$17,172	$21,323	≈$29,000
Interest Income from Loan Investments	2,691	2,588	2,053	
Cash Flows from Golf Operations(3)	(721)	(773)	(864)	
Other Cash Flows(4)	897	2,251	873	
Recurring Cash Inflows	**$17,591**	**$21,238**	**$23,385**	
General & Administrative Expense(5)	($6,476)	($5,868)	($7,257)	
Wintergreen Costs(6)	(91)	(1,251)	(1,558)	
Interest Paid	(4,705)	(6,779)	(7,060)	
Income Taxes (Paid)/Refunded	(1,026)	(377)	624	
Dividends Paid(G)	(464)	(682)	(997)	
Cash Outflows	**($12,762)**	**($14,957)**	**($16,248)**	
Net Operating Cash Flows (I)	**$4,829**	**$6,281**	**$7,137**	**≈$11,500+**

Potential **50%** Growth in **2018**

ASSUMING NO SIGNIFICANT CHANGE TO OTHER ELEMENTS

1) Excludes capital expenditures
2) Segment revenue excluding non-cash items (e.g. straight-line rent, intangible amortization/accretion) less the applicable direct costs of revenue
3) Excludes non-cash straight-line rent in 2015 and 2016 for lease with City of Daytona Beach which CTO bought out in January 2017
4) Includes oil lease payments & royalties, impact and mitigation credit sales, and cash flow from agriculture operations, less applicable property taxes
5) Excludes non-cash stock compensation
6) Wintergreen costs include investigating baseless/meritless allegations, pursuing the strategic alternatives process in 2016, and the proxy contest in 2016 and 2017

Significant Free Cash Flow Growth – Project >$2/Share

CONSOLIDATED TOMOKA 5

CTO SNAPSHOT CONSOLIDATED TOMOKA A Lot More Income than Land Percentages based on values derived on NAV worksheet on Slide #8 45 Properties ≈2.3 million Sq. Ft. Retail and Office NOI $33.1 million (C) Subsurface Interests 460,000 Acres 5,500 Total Acres 3,503 Acres (64%)(A) Under Contract for $154.1 million(A) Avg. Price of $44k/acre % of Total Value of Asset Components (1) As of October 10, 2018 (unless otherwise noted) 6 Income Land Other LPGA International Golf Club + Other Assets Components of CTO’s Value 69% 4% 27%

TRANSITION TO SINGLE-TENANT FOCUS CONSOLIDATED TOMOKA Recycle Capital – Focus on Single-Tenant Net-Lease 7 YE 2019 Goal Single-Tenant Multi-Tenant Land Under Contract Remaining Land Other Assets Assets to Monetize(A) Multi-Tenant 245 Riverside Westcliff 3600 Peterson Whole Foods Centre The Grove Other Assets Subsurface Golf Potential Proceeds to Redeploy ≈$125mm - $145mm+(A) (1) % Based on components of NAV Accelerate Transition Today 53% 16% 4% 7% 20% 85% 3% 3% 7% 2%

NAV WORKSHEET [A][F]

As of October 10, 2018 (unless otherwise noted)

Highlighted Components of NAV	Basis for Value or Estimate	Approx. Acres	% of Total	Estimated Range of Values per Acre [A]		Value Range	
Income Properties @ 6.5% Cap Rate [F]	Cap Rate on NOI [1]						$ 513,700,000
Land Pipeline	Pipeline Amount [2][A]	3,503	64%				$ 154,150,000
Subsurface Interests	Estimated Value [A]						$ 15,000,000
Downtown Daytona Beach Land	Book Value [3]						$ 4,000,000
Golf + Mitigation /Impact Fee Credits & Other Assets	Book Value [3]						$ 4,300,000
Cash + 1031 Restricted Cash	Book Value						$ 8,300,000
Total Value of Assets included in NAV							**$ 699,450,000**
Less: Debt and Other Liabilities							
Debt	Face Value [E]						$ (250,500,000)
Other Liabilities **(Excluding Def. Tax Liability)** [4]	Book Value [3]						$ (14,100,000)
Value of NAV Components - Excluding Available Land Holdings						**$ 434,850,000**	**$ 434,850,000**
Plus: Estimated Value of Notable Available Land Parcels & Other Land Holdings							
Industrial Parcel	Estimated Value	850		$ 25,000	$ 40,000	$ 21,300,000	$ 34,000,000
Adjacent to B. Braun Distribution Center	Estimated Value	71		$ 70,000	$ 85,000	$ 5,000,000	$ 6,000,000
E. of Williamson btwn LPGA & Strickland	Estimated Value	86		$ 50,000	$ 75,000	$ 4,300,000	$ 6,500,000
Clyde Morris & Rifle Range Road	Estimated Value	58		$ 30,000	$ 60,000	$ 1,700,000	$ 3,500,000
Hand Avenue - East of Williamson	Estimated Value	13		$ 145,000	$ 200,000	$ 1,900,000	$ 2,600,000
Range of Value Estimates - Notable Available Land Parcels		1,078	20%			**$ 34,200,000**	**$ 52,600,000**
Subtotal of NAV Components						**$ 469,050,000**	**$ 487,450,000**
Other Land Holdings		919	17%	$ 5,000	$ 10,000	$ 4,600,000	$ 9,200,000
Total Land Holdings		5,500					
Net Value of NAV Components						**$ 473,650,000**	**$ 496,650,000**
Current Equity Market Cap @ October 10, 2018						**$ 338,889,000**	**$ 338,889,000**
NAV versus Current Equity Market Cap						$ 134,761,000	$ 157,761,000

(1) Cap Rate on NOI [C]
(2) Contract amounts As of October 10, 2018
(3) As of September 30, 2018
(4) Excludes intangible lease liabilities

Indicative of Meaningful Discount in our Stock Price

CONSOLIDATED TOMOKA 8

MOMENTUM MONETIZING LAND CONSOLIDATED TOMOKA Monetizing Land With Tax Deferred Strategy (Land Sales in $000’s) Dramatic Acceleration Monetizing Land Annual Land Sales: 2011 – YTD at 10.10.2018 & Pipeline(A) as of 10/10/18 9 (2) (1) (1) (1) Includes sales proceeds representing reimbursement of infrastructure costs incurred by CTO of $1.4mm, $143k, and $1.5mm for 2015, 2016 and 2017, respectively (2) Includes proceeds of $15.3mm from the sale of 70% interest in mitigation bank joint venture ACRES 0 16.6 11.7 99.6 114.0 707.6 1,700.9 2,596.0 $40,028 $49,853 $89,881 1,539 122 1,842 + As of 10/10/18 Actual 2011 – YTD 2018 Total Sales  $135.7mm Acres Sold  5,246 Total Pipeline(A) : ≈3,503 Acres Proceeds ≈$154.1mm (1) $0 $618 $2,990 $8,807 $23,946 $13,902 $47,011 $87,837 $16,459 $0 $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020

PIPELINE OF POTENTAL LAND SALES[A]

As of October 10, 2018

14 DIFFERENT BUYERS

64% of Remaining Land

Contract/Parcel			Acres	Contract Amount (rounded)	Price per Acre (rounded)	Timing
O'Connor	(1)	1	203	$45.3mm	$223,000	'19
Minto (AR)		2	1,614	$26.5mm	$16,000	Q4 '18
ICI Homes (SF)		3	1,016	$21.0mm	$21,000	'19
North Amer. Dev Grp	(2)	4	35	$14.4mm	$409,000	Q4 '18
Unicorp		5	101	$9.5mm	$94,000	'19 - '20
Commercial/MOB		6	32	$8.1mm	$253,000	'19 - '20
Residential (MF)	(3)	7	45	$5.2mm	$116,000	Q4 '18 & '20
Residential (MF)		8	20	$4.2mm	$213,000	Q4 '18
Residential (MF)		9	20	$4.0mm	$200,000	'19 - '20
Unicorp		10	14	$3.8mm	$271,000	'19 - '20
VanTrust		11	26	$3.2mm	$124,000	'18 – '19
Residential (SF)	(4)	12	200	$3.2mm	$16,000	Q4 '18 & '20
Commercial/Retail		13	9	$2.9mm	$322,000	Q4 '18 – '19
ICI (SF) – Option Parcel		14	146	$1.4mm	$10,000	'19
Commercial/MOB		15	4	$0.9mm	$234,000	Q4 '18
Residential (SF)		16	18	$0.6mm	$32,000	'19 - '20
Totals/Average			≈3,503	**≈$154.1mm**	**≈$44,000**	

Total Acreage West of I-95 ≈ 4,500 Acres

Total Acreage East of I- 95 ≈ 1,000 Acres



ORMOND BEACH
DAYTONA BEACH
TIGER BAY STATE FOREST
40
95
92
4
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
16
1,614
200

SF –Single Family; AR –Age Restricted, MF – Multi-Family MOB – Medical Office Bldg.

Note: For footnotes #1 through #4 see slide 39

Substantial Pipeline of Organic Capital for Growth to Income

CONSOLIDATED TOMOKA 10

INCOME PROPERTY INVESTMENTS (1) Converting into Income ($000’s) Annual Acquisitions for 2011 – 2017, YTD 10.10.2018 Diversified Markets Higher Quality Properties Net of master tenant purchase contribution of $1.5 million for acquisition of income property in Aspen, CO in Q1 2018 11 2011 – YTD 10.10.2018 Total Acquisitions  $463.0mm (1) As of October 10, 2018 YTD 2018 As of 10/10/18 Actual $ - $25,717 $39,272 $42,166 $81,734 $91,475 $79,800 $102,800 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2011 2012 2013 2014 2015 2016 2017 2018

ACQUISITION HIGHLIGHTS CONSOLIDATED TOMOKA 10-Year Lease – Annual Rent Escalations 12 Albuquerque, New Mexico $44.0 Million Investment Single Tenant Office 10 yrs. remaining lease term 210,067 Square Feet 25.34 Acres Annual Rent Escalations Build-to-Suit built in 2009 Investment basis $209/Sq. Ft Netflix investing > $1 Billion in movie studio/production (less than 1 mile from property) – adding 1,000 employees Acquisition Cap Rate 7.75% Acquired in October 2018

ACQUISITION HIGHLIGHTS CONSOLIDATED TOMOKA Albuquerque – Neighbors with Netflix 13 Albuquerque, New Mexico ,ALREADY A STUDIO IN ALL BUT NAME, IS BUYING A STUDIO By Lucas Shaw October 8, 2018, 3:15 PM EDT While the Los Gatos, California- based company will spend upward of $8 billion on movies and TV shows this year, most of that money funds projects made by other companies. Netflix, for instance, doesn’t own “The Crown’’ or “Orange Is the New Black.’’ Yet the online service has also quickly increased its in-house production, turning out popular hits such as “Stranger Things.’’ Los Angeles is the center of Netflix’s burgeoning production business. Last week, the company said it leased a 13-story tower adjacent to its existing offices in Hollywood. New Mexico offers tax incentives to attract productions. Together the state and the city of Albuquerque will provide Netflix with $14.5 million in funding. Netflix said it will create up to 1,000 jobs a year and spend $1 billion on production over the next 10 years. “Our experience producing shows and films in New Mexico inspired us to jump at the chance to establish a new production hub here,’’ Ty Warren, Netflix’s vice president of physical production, said in the statement. Netflix Inc. is buying its first production studio, the New Mexico facility used to make “The Avengers’’ and “Sicario,’’ to accommodate its growing output of original movies and television shows. The world’s largest paid online TV network is in final negotiations to purchase ABQ Studios, with eight sound stages in Albuquerque, according to a statement Monday. Terms weren’t given. Netflix already shoots the supernatural drama “Chambers’’ and the epic ‘‘Messiah’’ in New Mexico and previously shot its Emmy-winning series “Godless’’ there as well. The acquisition further blurs the line between the streaming giant and a traditional Hollywood studio, with its sound stages, creative departments and theatrical distribution business. 25 NEW MEXICO 47 UNIVERSITY BLVD. MESA DEL SOL ALBUQUERQUE CTO owned Fidelity Investments Building ABQ Studios

ACQUISITION HIGHLIGHTS CONSOLIDATED TOMOKA Weighted Avg. 15-Year Leases – Rent Escalations 14 Jacksonville, Florida $32.3 Million Investment 8 Ground Leases – Improved with Single Tenant Retail 14.8 yrs. Weighted Average remaining Lease Term ≈44,000 Square Feet 10.45 Acres Rent Escalations – generally Every 5 years Built in 2017 Acquisition Cap Rate 5.96% Acquired in October 2018

Coming to Market in Q4 2018(J) UPDATE ON THE GROVE CONSOLIDATED TOMOKA Unlocking Value – Creating Organic Returns 15 ≈112,000 sq. ft. situated on 14.35 acres 72% Leased (1) (1) As of October 10, 2018 Improvements(J) Initial Investment $3.1M $10.4M (H) WaWa scheduled to open in December 2018 Total Basis ≈$13.5mm

MONETIZING MULTI-TENANT CONSOLIDATED TOMOKA Refining Focus to Single-Tenant Net Lease 16 3600 Peterson 245 Riverside Ave Westcliff Shopping Center Potential Capital to Redeploy into Single-Tenant Net Lease ≈$110mm - $125mm(A) Whole Foods Centre The Grove (1) As of October 10, 2018 Multi-Tenant Property Location Remaining Term % of CTO NOI(C) Status(A) 3600 Peterson Santa Clara, CA 3.5 7.3% On Market 245 Riverside Jacksonville, FL 3.5 6.0% On Market Whole Foods Centre Sarasota, FL 4.9 3.7% Q4 ’18 to Market Westcliff Shopping Center Fort Worth, TX 3.9 2.8% Under Contract The Grove at Winter Park Orlando, FL 10.6 2.2% Q4 ‘18 to Market Total NOI(C) ≈$7.2 million

PORTFOLIO HIGHLIGHTS CONSOLIDATED TOMOKA Stronger Markets – Stronger Credits 17 (% = as a % of Total NOI) As of October 10, 2018 Total Square Feet (2) Investment Grade Tenants (H) ≈2.3 33% States 14 Total Properties Annualized NOI (1) (C) 45 $33.1 Single Tenants >10% of NOI (C) 2 Geographic Diversity by State and Market (1) $ in millions (2) Square feet in millions Florida 32% North Carolina 13% New Mexico 10% Oregon 10% Texas 9% California 8% Georgia 4% 7 Other States 14% Jacksonville 11.9% Albuquerque 10.4% Raleigh 10.4% Portland 9.7% Orlando 8.0% Santa Clara 7.3% Sarasota 4.8% Atlanta 3.9% Aspen 3.7% Daytona Beach 3.6% Tampa 3.3% Phoenix 3.1% Fort Worth 2.8% Houston 2.8% Charlotte 2.8% Dallas 2.5% Reno 2.0% Other 7.0%

PORTFOLIO HIGHLIGHTS As of October 10, 2018 CONSOLIDATED TOMOKA Transitioning to Single-Tenant Over Time 18 Portfolio Mix Annual NOI (C) ≈$33.1mm Wgtd. Avg. Lease Term 8.5 yrs. (1) 14 States Square Feet ≈2.3mm High Quality & Diversified Portfolio (% = as a % of Total NOI) (1) Weighted average for Single-Tenant portfolio only is 9.7 years 47% 53% Office Retail 75% 25% Single-Tenant Multi-Tenant

TOP TENANTS VERSUS PEERS CONSOLIDATED TOMOKA Better Real Estate Better Credit Better Value 19 BBB 3.7% BBB- 3.3% BBB 3.0% BBB 2.7% B- 6.3% 9.1 50% 64%/36%/0% Discount -18% Stock Price vs NAV(1)(4) Avg. Lease Term (1)(4) Leverage Level (1) (4) Retail/Office/Other (4) 14.0 32% 84%/16%/0% Premium 9% B+ 2.4% NR 2.0% NR 2.3% NR 1.8% NR 3.3% 10.1 26% 100%/0%/0% Premium 7% BBB 6.5% AA 3.1% B+ 3.8% A- 3.1% BBB+ 3.1% 9.7 41% 53%/47% Discount -34% BB+ 4.8% A+ 3.7% NR 3.7% AG Hill A 18.2% BBB 6.7% BBB 5.0% BBB 3.8% B+ 3.8% AA- 3.6% 9.5 29% 81%/17%/2% Premium 14% NR 4.7% NR 4.0% B+ 3.7% B- 4.4% NR 5.6% 14.1 31% 87%/13%/0% Discount -9% AA- 5.6% B- 4.1% B+ 3.9% B+ 3.7% NR 4.0% 11.5 32% 100%/0%/0% Premium 6% NR 10.4% CTO info as of October 10, 2018 and Discount to NAV from B Reilly FBR ; CTO Avg. Lease Term is STNL properties only BLUE Letters denote S&P Investment Grade ratings % per tenant is as % of NOI for CTO, as of October 10, 2018, % of Base Rent (for ADC, VEREIT, NNN, O, EPRT), Rent + Interest for STOR - as of September 30, 2018 Source for Peers: Janney Montgomery Scott LLC and BMO as of October 5, 2018

HOW CTO’S PORTFOLIO STACKS UP CONSOLIDATED TOMOKA Stronger Demographics = Better Markets & Long-Term Real Estate 20 Three Mile Population(1)(3) Implied Cap Rate(2) 3-Mile Median Household Income(1)(3) 3-Mile Avg. Household Income(1)(3) CTO info as of October 2018 Peer implied cap rates info from Janney Montgomery Scott LLC as of October 15, 2018 Peer Demographic Info: B. Riley FBR as of Feb 2018 Another Perspective on the Quality of CTO’s Portfolio (vs. Peers) 83,182 58,917 55,798 50,932 52,430 63,800 0 20,000 40,000 60,000 80,000 100,000 CTO NNN O ADC VER STOR 5.9% 5.5% 5.3% 7.4% 6.3% 0.0% 5.0% 10.0% CTO NNN O ADC VER STOR $68,934 $59,391 $58,218 $55,055 $55,201 $55,389 $0 $20,000 $40,000 $60,000 $80,000 CTO NNN O ADC VER STOR $86,452 $76,293 $74,990 $70,831 $71,257 $72,042 $0 $20,000 $40,000 $60,000 $80,000 $100,000 CTO NNN O ADC VER STOR

LIQUIDITY & LEVERAGE CONSOLIDATED TOMOKA 52% of Debt at Fixed rate ≈78% Unsecured Weighted Average Rate =3.97% Average Duration 4.0 years As of October 10, 2018 Debt Schedule (E) ($ in millions) Liquidity Position ($ in 000’s) Total Commitment of Credit Facility = $150 million Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 150-220 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap and Principal Amortization beginning during Q2 2018 Borrowing Base Capacity Amount Outstanding Rate Maturity in Years Credit Facility (1) (3) $29.25 $120.75 3.72% 2.9 Convertible Notes (2) $75.00 4.50% 1.5 CMBS Loan (4) $30.00 4.33% 16.1 Mortgage Loan (5) $24.72 3.17% 2.5 Totals/Average $29.25 $250.47 3.97% 4.0 Liquidity & Flexibility Attractive Rates Largely Unsecured 21

RETURNING CAPITAL to SHAREHOLDERS (B)(D) CONSOLIDATED TOMOKA Cumulative From 2012 Through 10/10/18 Disciplined Approach to Returning Capital 22 Cumulative Shares Purchased Cumulative $ Repurchased ($ in millions) Aggregate Avg. Price/Share $51.91 Annualized Dividend per Share Consistent Approach – Accretive to NAV Increasing Dividend – Now Paid Quarterly Share Buybacks(B)(D) Dividends(G) % of CTO Shares outstanding 0.25% 0.0% 0.44% 2.03% 2.61% 2.40% Cumulative % increase in Dividend 50% 75% 100% 200% 350% 550% Aggregate Shares 527,593 Note: YTD 2018 based on annualization of Q4 2018 dividend of $0.08 per share $7.6 Million Left in Program CAGR: 41% $0.5 $0.5 $1.4 $7.9 $15.3 $22.5 $27.4 0 100,000 200,000 300,000 400,000 500,000 $- $5.0 $10.0 $15.0 $20.0 $25.0 2012 2013 2014 2015 2016 2017 YTD 2018 $0.04 $0.06 $0.07 $0.08 $0.12 $0.18 $0.32 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 2012 2013 2014 2015 2016 2017 YTD 2018

YTD '18 ACTUALS vs FY '18 GUIDANCE

As of the quarter ended September 30, 2018 (unless otherwise noted)

		YTD 2018 Guidance	YTD Q3 2018 Actuals
Earnings Per Share (Basic) (1) (2)		\$7.25 - \$8.25	\$4.11
Acquisition of Income-Producing Assets	*As of 10/10/18*	\$80mm - \$120mm	\$102.8mm
Target Investment Yield (Initial Yield – Unlevered)	*As of 10/10/18*	5.75% - 7.25%	6.35%
Disposition of Income Properties		\$6mm - \$18 mm	\$11.4mm
Target Disposition Yield		7.50% - 8.50%	7.40%(3)
Land Transactions (Sales Value)(4)	*As of 10/10/18*	\$55mm - \$70mm	\$40.0mm
Leverage Target (as % of Total Enterprise Value)	*As of 10/10/18*	< 40% of TEV	42%

(1) Reaching full year target heavily dependent upon closing of land transaction with **Minto Communities**
(2) Excludes earnings impact of anticipated and actual income property dispositions. Actual results as of **September 30, 2018** included earnings from income property dispositions of approximately **\$0.49 per share**, net of tax, which have been excluded from the actual results noted in the above table.
(3) Disposition yield based on 2018 pro forma
(4) Sales value of land transactions includes the sale of a 70% interest in the Mitigation Bank joint venture, which holds approximately **2,500 acres** of land held in conservation for a mitigation bank, to certain funds and accounts managed by an investment advisory subsidiary of BlackRock, Inc. for proceeds of approximately **\$15.3 million**.

Achieving Acquisition Guidance | Recycling Capital

CONSOLIDATED TOMOKA 23

CONSOLIDATED TOMOKA 24 APPENDIX

CONSOLIDATED TOMOKA (1) Two properties Single-Tenant Portfolio (C) APPENDIX 25 100% Leased As of October 10, 2018 (1) (C) Tenant/Building S&P Credit Rating Location Property Type Rentable Square Feet Remaining Lease Term % of NOI Fidelity N/A Albuquerque, NM Office 210,067 10.2 10.4% Wells Fargo A+ Portland, OR Office 211,863 7.3 9.7% Wells Fargo A+ Raleigh, NC Office 450,393 6.0 8.5% Hilton Grand Vacations BB+ Orlando, FL Office 133,914 8.2 4.8% AG Hill N/A Aspen, CO Retail 19,596 19.4 3.7% Lowe's A- Katy, TX Retail 131,644 8.3 2.8% LA Fitness B+ Brandon, FL Retail 45,000 13.6 2.6% Harris Teeter BBB Charlotte, NC Retail 45,089 9.6 2.2% CVS BBB+ Dallas, TX Retail 10,340 23.4 2.1% Reno Riverside BB Reno, NV Retail 52,474 1.2 2.0% At Home B Raleigh, NC Retail 116,334 11.0 2.0% Container Store NR Phoenix, AZ Retail 23,329 11.4 1.9% Rite Aid B Renton, WA Retail 16,280 7.8 1.7% Landshark Bar & Grill NR Daytona Beach, FL Retail 6,264 14.3 1.6% Dick's Sporting Goods NR McDonough, GA Retail 46,315 5.3 1.5% Jo-Ann Fabric B Saugus, MA Retail 22,500 10.3 1.4% Best Buy BBB- McDonough, GA Retail 30,038 2.3 1.3% Big Lots BBB Glendale, AZ Retail 34,512 4.3 1.1% Walgreens BBB Alpharetta, GA Retail 15,120 7.1 1.1% Cocina214 NR Daytona Beach, FL Retail 5,780 14.3 1.1%

CONSOLIDATED TOMOKA Single-Tenant Portfolio (C) APPENDIX 26 100% Leased As of October 10, 2018 (C) Tenant/Building S&P Credit Rating Location Property Type Rentable Square Feet Remaining Lease Term % of NOI Big Lots BBB Germantown, MD Retail 25,589 5.3 1.1% Staples B- Sarasota, FL Retail 18,120 3.3 1.1% Chuys N/A Jacksonville, FL Office 7,950 13.9 1.1% Wawa N/A Jacksonville, FL Office 6,267 19.3 1.1% Walgreens BBB Clermont, FL Retail 13,650 10.5 1.0% Firebirds N/A Jacksonville, FL Office 6,948 9.1 0.9% Barnes & Noble/Wawa NR Daytona Beach, FL Retail 28,000 0.5 0.9% Bank of America A+ Monterey, CA Retail 32,692 2.2 0.9% Outback BB Charlottesville, VA Retail 7,216 13.0 0.9% Chase A+ Jacksonville, FL Office 3,614 19.0 0.8% Outback BB Charlotte, NC Retail 6,297 13.0 0.6% Outback BB Austin, TX Retail 6,176 13.0 0.6% Cheddars N/A Jacksonville, FL Office 8,146 9.0 0.5% Scrubbles N/A Jacksonville, FL Office 4,512 19.1 0.5% Carrabas BB Austin, TX Retail 6,528 13.0 0.5% Moes N/A Jacksonville, FL Office 3,111 19.2 0.5% PDQ N/A Jacksonville, FL Office 3,366 8.8 0.5% Total Single Tenant 1,815,034 9.7 76.9%

CONSOLIDATED TOMOKA Multi-Tenant Portfolio APPENDIX 27 (C) As of October 10, 2018 (C) Tenant/Building Class Location Property Type Rentable Square Feet Remaining Lease Term % of NOI 3600 Peterson NR Santa Clara, CA Office 75,841 3.5 7.3% 245 Riverside Ave N/A Jacksonville, FL Office 136,856 3.5 6.0% Whole Foods Centre A+ Sarasota, FL Retail 59,341 4.9 3.7% Westcliff Shopping Center B Ft. Worth, TX Retail 136,185 2.9 2.8% Fuzzy's/World of Beer NR Brandon, FL Office 6,715 6.1 0.7% 7-11/Dallas Pharmacy AA- Dallas, TX Retail 4,685 6.0 0.4% The Grove B Winter Park, FL Retail 112,292 10.6 2.2% Total - Multi-Tenant 531,915 4.4 23.1%

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 28 As of October 10, 2018 Albuquerque, New Mexico Asset Type: Single-Tenant Office Tenant: Fidelity Investments S&P Rating: NR % of Portfolio NOI: 10.4% Square Feet 210,067 Acres: 25.34 Remaining Term: 10.12 Year Built: 2009 Purchase Date: Oct-18 Occupancy: 100% Demographics 3-mi Population: 3,834 3-mi Avg HHI: $53,500 3-mi Median HHI: $34,087

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 29 As of October 10, 2018 Hillsboro, Oregon Wells Fargo Hillsboro Asset Type: Single-Tenant Office Tenant: Wells Fargo Bank, N.A. S&P Rating: A+ % of Portfolio NOI: 9.7% Square Feet 211,863 Acres: 18.92 Remaining Term: 7.21 Year Built: 1978/2009 Purchase Date: Oct-17 Occupancy: 100% Demographics 3-mi Population: 153,752 3-mi Avg HHI: $99,643 3-mi Median HHI: $85,036

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 30 As of October 10, 2018 Raleigh, North Carolina Wells Fargo Raleigh Asset Type: Single-Tenant Office Tenant: Wells Fargo Bank, N.A. S&P Rating: A+ % of Portfolio NOI: 8.5% Square Feet 450,393 Acres: 40.56 Remaining Term: 5.95 Year Built: 1996/1997 Purchase Date: Nov-15 Occupancy: 100% Demographics 3-mi Population: 66,282 3-mi Avg HHI: $83,928 3-mi Median HHI: $64,891

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 31 As of October 10, 2018 Santa Clara, California 3600 Peterson Asset Type: Multi-Tenant Office Tenants: Adesto Technologies Corp. Centrify Corp. S&P Rating: N/R % of Portfolio NOI: 7.3% Square Feet 75,841 Acres: 5.42 Remaining Term: 3.50 Year Built: 1978/2015 Purchase Date: Oct-16 Occupancy: 100% Demographics 3-mi Population: 186,100 3-mi Avg HHI: $148,737 3-mi Median HHI: $122,462

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 32 As of October 10, 2018 Jacksonville, Florida Asset Type: Mutli-Tenant Office Major Tenants: Raymond James Northwestern Mutual S&P Rating: N/R % of Portfolio NOI: 6.0% Square Feet 136,856 Acres: 3.40 Remaining Term: 3.50 Year Built: 2003 Purchase Date: Jul-15 Occupancy: 95% Demographics 3-mi Population: 84,236 3-mi Avg HHI: $56,391 3-mi Median HHI: $43,936

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 33 As of October 10, 2018 Orlando, Florida Asset Type: Single-Tenant Office Tenant: Hilton Grand Vacations S&P Rating: BB+ % of Portfolio NOI: 4.8% Square Feet 133,914 Acres: 14.84 Remaining Term: 8.12 Year Built: 1988/2000 Purchase Date: Jan-13 Occupancy: 100% Demographics 3-mi Population: 113,381 3-mi Avg HHI: $66,627 3-mi Median HHI: $49,638

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 34 As of October 10, 2018 Aspen, Colorado Aspen Core Asset Type: Single-Tenant Retail Tenant: A.G. Hill S&P Rating: N/R % of Portfolio NOI: 3.7% Square Feet 19,596 Acres: Condo Interest Remaining Term: 19.29 Year Built: 2015 Purchase Date: Feb-18 Occupancy: 100% Demographics 3-mi Population: 8,154 3-mi Avg HHI: $140,285 3-mi Median HHI: $82,237

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 35 As of October 10, 2018 Sarasota, Florida Asset Type: Mutli-Tenant Retail Major Tenants: Whole Foods Market Starbucks S&P Rating: A+ % of Portfolio NOI: 3.7% Square Feet 59,341 Acres: 3.94 Remaining Term: 4.88 Year Built: 2004 Purchase Date: Oct-14 Occupancy: 100% Demographics 3-mi Population: 71,420 3-mi Avg HHI: $72,300 3-mi Median HHI: $54,290

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 36 As of October 10, 2018 Katy, Texas Asset Type: Single-Tenant Retail Tenant: Lowe's S&P Rating: A- % of Portfolio NOI: 2.8% Square Feet 131,644 Acres: 15.48 Remaining Term: 8.29 Year Built: 1997 Purchase Date: Apr-14 Occupancy: 100% Demographics 3-mi Population: 108,074 3-mi Avg HHI: $115,837 3-mi Median HHI: $93,135

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 37 As of October 10, 2018 Fort Worth, Texas Asset Type: Multi-Tenant Retail Tenant: Albertsons S&P Rating: B % of Portfolio NOI: 2.8% Square Feet 136,185 Acres: 10.30 Remaining Term: 3.81 Year Built: 1955 Purchase Date: Mar-17 Occupancy: 92% Demographics 3-mi Population: 124,629 3-mi Avg HHI: $83,194 3-mi Median HHI: $65,678

APPENDIX CONSOLIDATED TOMOKA The Map 38

END NOTES CONSOLIDATED TOMOKA 39 End Notes references utilized in this presentation There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract, the likelihood that such transactions will close or the timing or final terms thereof. Certain transactions require the Company to incur the cost to provide mitigation credits necessary for applicable regulatory permits for the buyer. There can be no assurances regarding the likelihood or timing of future execution of the Company’s share repurchase program. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of October 10, 2018 reflecting: (i) expected estimated annualized rents and costs as of and for the twelve months ending December 31, 2018; (ii) excluding non-cash items including straight-line rent and amortization of lease intangibles and depreciation; plus (iii) annual revenue from billboard leases. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Debt amount includes the face value of the Convertible Notes as of September 30, 2018. There can be no assurance that the cap rate range is the proper range for the Company’s portfolio of income properties or that such cap rate range would equate to an appropriate valuation range that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. Dividends are set by the Board of Directors and declared on a quarterly basis, there can be no assurances as to the likelihood or amount of dividends in the future. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from the S&P rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. There can be no assurances regarding the likelihood of achieving the potential net operating cash flow. There can be no assurances regarding the amount of our total investments or the timing of such investments. Footnotes for Slide #10 Land sale transaction that requires the Company to incur the cost to provide the mitigation credits necessary for obtaining the applicable regulatory permits for the buyer, with such costs representing either our basis in credits that we own or the incurrence of costs to acquire the credits potentially equaling 5%-10% of the contract amount noted. Includes, pursuant to the contract, reimbursement of infrastructure costs incurred by CTO plus interest through December 31, 2017. The acres and amount include the buyer’s option to acquire 19 acres for approximately $2.0 million, in addition to the base contract of 26 acres for approximately $3.2 million The acres and amount include the buyer’s option to acquire 71 acres for approximately $925,000, in addition to the base contract of 129 acres for approximately $2.25 million

NYSE American: CTO 8 GROUND LEASES Adjacent to St. Johns Town Center in Jacksonville, FL BUILDING ON OUR SUCCESS 3rd QUARTER 2018 INVESTOR PRESENTATION Contact Us Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@ctlc.com Consolidated-Tomoka Land Co. 1140 N. Williamson Boulevard, Suite 140 Daytona Beach, FL 32114 P: 386.274.2202 Info@ctlc.com www.ctlc.com NYSE American: CTO For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address above, or at www.ctlc.com.